Temporary Equity - Schedule of Redemption of Preferred Stock Issued (Details) - Series D Preferred Stock [Member] - USD ($) $ / shares in Units, $ in Thousands	Jun. 16, 2020	Mar. 06, 2020
Series D preferred stock issued	253,000	203,000
Per share value	$ 1.00	$ 1.00
Series D preferred stock value	$ 253	$ 203
Accrued dividends	10	8
Preferred stock redemption gross	$ 263	$ 211
Redemption percentage	1.29%	1.29%
Total	$ 339	$ 272